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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 10, 2000


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)



     Missouri                          1-10596                   43-1554045
     (State or Other                   (Commission            (I.R.S. Employer
     Jurisdiction of Incorporation)    File Number)          Identification No.)


     8888 Ladue Road, Suite 200, St. Louis, Missouri           63124-2090
     (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: 314-213-7200


                          ESCO ELECTRONICS CORPORATION
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

Effective July 10, 2000, Registrant changed its corporate name from ESCO Electronics Corporation to ESCO Technologies Inc. Registrant did not change its New York Stock Exchange trading symbol, which remains: ESE.

Attached as an exhibit to this report is a copy of a press release issued on July 10, 2000, which press release is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit No.                Description of Exhibit

   99.1                    Press release dated July 10, 2000.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ESCO TECHNOLOGIES INC.



Date: July 20, 2000                By:     /s/ A.S. Barclay
                                       ---------------------------
                                           A.S. Barclay
                                           Vice President, Secretary and
                                           General Counsel



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                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit

   99.1                    Press release dated July 10, 2000